EXHIBIT 99.6

                    MANAGEMENT ADVISORY SERVICES AGREEMENT

      MANAGEMENT ADVISORY SERVICES AGREEMENT ("this Agreement") dated as of December 21, 2000, by and among Health Power, Inc., a Delaware corporation ("HPI"), CompManagement, Inc., an Ohio corporation ("CMI"), CompManagement Health Systems, Inc., an Ohio corporation ("CHS"), M&N Risk Management, Inc., an Ohio corporation ("M&NRM"), and M&N Enterprises, Inc., an Ohio corporation ("M&NE") (each of the aforesaid corporations being hereinafter referred to, individually, as a "Company" and, collectively, as the "Companies"), and Security Capital Corporation, a Delaware corporation ("Security Capital").

                             W I T N E S S E T H

      WHEREAS, Security Capital desires to provide or cause to be provided management advisory services to the Companies, and the Companies desire to obtain such services.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree, intending to be legally bound, as follows:

      1. MANAGEMENT ADVISORY SERVICES. Security Capital shall during the term of this Agreement provide or cause to be provided such management advisory services to the Companies in the areas of corporate development, strategic planning, corporate finance and related matters, and general business policies as any such Company shall from time to time reasonably request.

      2. MANAGEMENT ADVISORY SERVICES FEE.

            (a) Subject to Section 6 below, the Companies shall during the term of this Agreement, for the services described in Section 1 hereto, pay to Security Capital, in total, an annual management advisory services fee (the "Fee") equal to 5% of EBITA (as defined below), with respect to each fiscal year of the Companies. The term "EBITA" shall have the meaning given to such term as of the date hereof in the Loan Agreement of even date herewith (the "Loan Agreement"), among each of the Companies, WC Holdings, Inc., a Delaware corporation ("WC Holdings"), and Bank One, N.A. (the "Senior Lender"), which definition is incorporated herein by reference, as such definition may be amended after the date hereof pursuant to an amendment to the Loan Agreement, PROVIDED, FURTHER, HOWEVER, that no such amendment shall be effective for purposes of this Agreement without the prior written agreement of Banc One Mezzanine
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Corporation (including its permitted successors and assigns, the "Purchaser")
for so long as there are any outstanding obligations of the Companies under the Note Purchase Agreement of even date herewith, by and among each of the Companies, WC Holdings and the Purchaser (the "Note Purchase Agreement", and referred to collectively with the Loan Agreement as the Loan Agreements").

            (b)  The Fee shall be paid as follows:

                  (i) Not later than the fifth day of each month of each year during the term hereof, the Companies shall pay Security Capital an amount equal to 0.4167% of EBITA for the last completed fiscal year (each such payment being an "Estimated Payment");

                  (ii) Promptly following the availability of financial statements for each completed fiscal quarter during the term hereof, the Companies shall pay in cash to SCC the amount, if any, by which the Fee earned to date (based on EBITA for the immediately preceding completed fiscal quarter) exceeds the total amount of Estimated Payments made during such fiscal quarter, provided that, subject to Section 2(b)(iii) below, in the event that the total of such Estimated Payments exceeds 5% of EBITA for such fiscal quarter, then the amount of such excess shall be credited against the payment of Estimated Payments in respect of subsequent fiscal quarters until recouped or until repaid by Security Capital to the Companies;

                  (iii) Promptly following the availability of financial statements for each completed fiscal year during the term hereof, SCC shall pay in cash to the Companies the amount, if any, by which the aggregate amount of all Fee payments made to SCC during such fiscal year exceeded the Fee actually earned with respect to such fiscal year;

                  (iv) The Fee payable in respect of the period commencing on the date hereof and ending on December 31, 2000, inclusive, shall be based on the product of (A) a fraction, the numerator of which is the number of days included in such period and the denominator of which is 360, multiplied by (B) $425,000 (which is equivalent to 5% of projected adjusted EBITA of $8,500,000 for the fiscal year ending December 31, 2000 (the "2000 EBITA"); and

                  (v) The 2000 EBITA shall be used for calculating the Estimated Fee Payments for the period commencing January 1, 2001 and ending on December 31, 2001, inclusive.
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      3. COSTS. The Companies shall reimburse Security Capital for all reasonable out-of-pocket costs or expenses actually incurred by or on behalf of Security Capital in connection with the services described in Section 1, not to exceed, however, $100,000 per fiscal year.

      4. ACCESS. The Companies will provide to Security Capital and its representatives reasonable access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the business of the Companies, to the books, records, tax returns and other information with respect to the business of the Companies as Security Capital or such representatives consider necessary or appropriate for the purpose of furnishing advisory services as provided in Section 1.

      5. TERM. The term of this Agreement shall commence as of the date hereof and shall terminate on December 31, 2010 or such later date as may be approved by Security Capital and the Companies.

      6. RESTRICTIONS WITH RESPECT TO LOAN AGREEMENTS.

      (a) Security Capital agrees that in the event it receives monies under this Agreement which are not permitted under either of the Loan Agreements, it shall promptly repay in cash such monies to the Companies.

      (b) The rights of Security Capital under this Agreement to receive payments of the Fee and the other amounts payable by the Companies hereunder shall be subordinate to the payment of the Companies' obligations under the Loan Agreements and the agreements, documents and instruments entered into in connection therewith (the "Loan Documents"), provided that Security Capital shall have the right to receive and retain payments under this Agreement to the extent permitted under the Loan Agreements. This Agreement shall be subject to the terms and conditions of the Loan Documents and that certain Intercreditor and Subordination Agreement of even date herewith among the Senior Lender, the Purchaser, the Companies and WC Holdings.

      (c) The Lenders are, and shall be, third party beneficiaries of this Agreement, including, without limitation, the foregoing provisions of this
Section 6 hereof.

      7. AMENDMENT AND MODIFICATION. Subject to applicable law and the provisions of the Loan Documents, this Agreement may be amended, modified or supplemented only by a written agreement of Security Capital and the Companies.

      8. HEADINGS. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
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      9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to agreements made and to be performed in Connecticut without regard to such State's conflicts of laws principles and shall be construed without regard to any presumption or other rule requiring the construction of an agreement against the party causing it to be drafted.


                          [Signature Page to Follow]
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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              SECURITY CAPITAL CORPORATION

                              By:/S/ BRIAN D. FITZGERALD
                                 Name: Brian D. Fitzgerald
                                 Title: Chairman

                              HEALTH POWER, INC.

                              By:/S/ ROBERT J. BOSSART
                                 Name: Robert J. Bossart
                                 Title: Chief Executive Officer

                              COMPMANAGEMENT, INC.

                              By:/S/ ROBERT J. BOSSART
                                 Name: Robert J. Bossart
                                 Title: Chief Executive Officer

                              COMPMANAGEMENT HEALTH SYSTEMS, INC.

                              By:/S/ ROBERT J. BOSSART
                                 Name: Robert J. Bossart
                                 Title: Chief Executive Officer

                              M&N RISK MANAGEMENT, INC.

                              By:/S/ ROBERT J. BOSSART
                                 Name: Robert J. Bossart
                                 Title: Chief Executive Officer

                              M&N ENTERPRISES, INC.

                              By: /S/ ROBERT J. BOSSART
                                 Name: Robert J. Bossart
                                 Title: Chief Executive Officer